SUPPLEMENT DATED MARCH 19, 2020 TO THE FOLLOWING

PROSPECTUS, DATED JANUARY 1, 2020, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

NYLIAC CorpExec VUL Plus (CEVUL Plus)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectus (“Prospectus”) for the New York Life variable universal life policy listed above that is issued for the New York Life variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your CEVUL Plus policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your CEVUL Plus policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note: (a) changes to the limitations on premium allocations and transfers into the Fixed Account; (b) changes and additions to the “State Variations” section of the Prospectus; and (c) the appointment of an investment subadviser to the BlackRock® High Yield V.I. Fund—Class I Portfolio, as listed in the Prospectus.

Keeping this purpose in mind, please note the following:

1.	Allocations and Transfers to the Fixed Account

In “Description of the Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account,” we note that we may limit the amount of Net Premium allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account.

In “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account,” we note that we have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account and that these limits may include allowing no transfers from the Investment Divisions to the Fixed Account.

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For policies issued on or after the date of this Supplement, until further notice, you may not allocate any Net Premium to the Fixed Account or transfer any portion of your policy’s Cash Value from an Investment Division to the Fixed Account.

•	For policies issued prior to the date of the Supplement, until further notice:

○

You may continue to allocate Net Premium to the Fixed Account according to the percentage allocation in effect as of the date of this Supplement (the “Current Allocation”). You may increase your allocation of Net Premium to the Fixed Account, but your Net Premium allocation percentage will be capped at an additional 5 percentage points over the lower of: (1) the Current Allocation; or (2) the lowest Net Premium allocation percentage that you select, if you subsequently reduce your Net Premium allocation percentage below the Current Allocation.

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For example, if the Current Allocation is 10%, you may increase your allocation of Net Premium to the Fixed Account to a maximum percentage of 15%. However, if you reduce your allocation of Net Premium to the Fixed Account to 7% thereafter, the maximum percentage of Net Premium that you may allocate to the Fixed

Account will be reduced to 12%, and subsequent increases in your Net Premium allocation percentage will not increase your maximum allocation percentage.

○	You may not transfer any portion of your policy’s Cash Value from an Investment Division to the Fixed Account.

•

The Policy Charge Option you choose, or have chosen, determines the current interest rate that is credited to the Fixed Account for any Policy Year, even if you may not currently allocate Net Premiums, or transfer Cash Value, to the Fixed Account.

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Any Cash Value that has already been allocated to the Fixed Account will continue to receive the current interest rate in effect when interest is credited. Interest accrues and is credited daily. If you transfer any Cash Value from the Fixed Account to the Investment Divisions, until further notice, you may not transfer it back to the Fixed Account.

2.	For the CorpExec VUL Plus Prospectus only, Changes and Additions to the Section Entitled, “State Variations—New York”

A subsection entitled, “Individually-Owned Policies” is hereby added to the beginning of the section of the Prospectus entitled, “State Variations—New York,” stating:

•	Individually-Owned Polices—Only individually-owned policies are available in the State of New York. Corporate-owned policies are not offered in the State of New York.

The subsection of the Prospectus entitled, “State Variations—New York—Policy Charges,” shall be replaced in its entirety by the following:

•

Policy Charges—You will not select a Policy Charge Option. Instead, current charges and Fixed Account crediting rates under Policy Charge Option C will be applied to your policy, as only individually-owned policies are available. For more detailed information about the charges and crediting rates that apply to your policy, please refer to “Charges Associated with the Policy—Policy Charge Options (“PCOs”). There are no references to “Policy Charge Options” in the policy form; nor are any current charges and Fixed Account crediting rates listed.

3.	Investment Subadviser Appointed to the BlackRock® High Yield V.I. Fund—Class I Portfolio

Effective as of March 2, 2020, BlackRock International Limited was appointed as the investment subadviser to the BlackRock® High Yield V.I. Fund—Class I Portfolio.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010